F&L Comments – 1/4/2024 – Privileged and Confidential

Exhibit 99.1
FARO Technologies Announces CFO Transition

LAKE MARY, FL, January 16th, 2024 - FARO® (Nasdaq: FARO), a global leader in 4D digital reality solutions, today announced that Matthew Horwath has been promoted to SVP & Chief Financial Officer from his current position as Vice President of Finance at FARO, effective immediately. Matthew succeeds Allen Muhich, the Company’s current Chief Financial Officer, who will provide transition services to the Company through April 1, 2024.

"After an extensive search of external and internal candidates, it is clear that Matthew’s in-depth understanding of FARO, unique and experienced skillset, and keen ability to execute on priorities make him the right person for the role,” said Peter Lau, President & Chief Executive Officer of FARO. “During his tenure with FARO, Matthew has overseen every financial discipline and has demonstrated a passion for business performance and improving operating results. I am very excited to partner with Matthew as I build out the FARO leadership team to accelerate the Company’s near-term and long-term strategic and financial goals. I would also like to thank Allen for his years of service to FARO.”

Mr. Horwath added, “Being promoted to the role of Chief Financial Officer at FARO is an exciting opportunity, and I look forward to working with Peter as we grow the business. Through harnessing the power of digital reality solutions by seamlessly blending the physical and virtual worlds, there is a tremendous opportunity to create value for our customers by improving operating efficiencies.”

Since joining the Company in May 2017, Mr. Horwath has held the positions of Vice President of Finance, Director of Finance & Accounting and Senior Manager of Technical Accounting & SEC reporting. Before joining FARO, Mr. Horwath’s background included public accounting at Ernst & Young LLP and corporate accounting positions at Winn-Dixie Stores, Inc. Mr. Horwath is a licensed Certified Public Accountant in the state of Florida and holds a Master of Accountancy degree from the University of North Florida and a Bachelor of Business Administration degree with a major in accounting from the University of Central Florida.

About FARO
For 40 years, FARO has provided industry-leading technology solutions that enable customers to measure their world, and then use that data to make smarter decisions faster. FARO continues to be a pioneer in bridging the digital and physical worlds through data-driven reliable accuracy, precision, and immediacy. For more information, visit www.faro.com.

4890-3551-2218.2

Forward-Looking Statements

This Press Release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties, such as statements about the Company’s expectations regarding its timing, plans and agreements with certain of its executive officers. Statements that are not historical facts or that describe the Company's plans, objectives, projections, expectations, assumptions, strategies, or goals are forward-looking statements. In addition, words such as “will,” “expect” and “shall” or words of similar meaning or discussions of the Company’s plans or other intentions identify forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to various known and unknown risks, uncertainties, and other factors that may cause actual results, performances, or achievements to differ materially from future results, performances, or achievements expressed or implied by such forward-looking statements. Consequently, undue reliance should not be placed on these forward-looking statements. Factors that could cause actual results to differ materially from what is expressed or forecasted in such forward-looking statements include, but are not limited to the nature, terms and timing of the promotion and appointment of the Company’s new SVP & Chief Financial Officer, the transition of the current Chief Financial Officer, and any unexpected developments in the transition. Forward-looking statements in this Press Release represent the Company’s judgment as of the date hereof. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise, unless otherwise required by law.

Contacts

Sapphire Investor Relations, LLC
Michael Funari or Erica Mannion
+1 617-542-6180
IR@FARO.com